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                                 Exhibit Section
                                 Exhibit (10.5)


STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

LEASE AGREEMENT

THIS LEASE is entered into by Lessor and Lessee as described in the following Basic Lease Information on the date that is set forth for reference only in the following Basic Lease Information. Lessor and Lessee agree:

ARTICLE 1. BASIC LEASE INFORMATION

        In addition to the terms that are defined elsewhere in this Lease, these terms as used in this Lease shall have the following meaning:

        (a) LEASE DATE:                            October 15th 1999

        (b) LESSOR AND LESSOR'S MAILING ADDRESS:   Forms Control Co., Inc.
                                                   8408 Oak Street
                                                   New Orleans, LA 70118

        (c) LESSEE AND LESSEE'S MAILING ADDRESS:   Transdata Systems, Inc.
                                                   7868 Anselmo Lane
                                                   Baton Rouge, LA  70810-1101

        (d) LEASED PREMISES:

                The premises located at 8408 and 8416 Oak Street, New Orleans, Louisiana 708118 (referred to also as the "Building").

        (e) RENTABLE AREA OF THE PREMISES: Approximately 1,800 square feet of office space and approximately 14, 000 square feet of warehouse space.

        (f) TERM: 60 months beginning on the Commencement Date and expiring on the Expiration Date, unless earlier terminated under the terms and conditions of this Lease, including the right to terminate as specified in Section 3.1.

        (g) COMMENCEMENT DATE:            November 1, 1999

        (h) CONTEMPLATED USE:             The Premises may be used for general
                office purposes, printing or copying business, warehousing, wholesale distribution, light manufacturing, assembly business, or any other lawful business.

        (i)     EXPIRATION DATE:          60 months from the Commencement Date.



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        (j)     SECURITY DEPOSIT:         NONE

        (k)     RENT:                     $3,915 per month for the Term.

ARTICLE 2. DEFINITIONS:

        See Exhibit "A"

ARTICLE 3. AGREEMENT:

        3.1 Lessor does hereby lease to Lessee and Lessee does hereby lease from Lessor the Premises under the terms and conditions of this Lease. The duration of this Lease will be the Term, except that either Party may terminate the Lease prior to the Expiration Date by giving one hundred twenty (120) days prior Notice to the other Party. Nowtwithstanding the foregoing, the Parties, shall be bound to perform all of their respective obligations which are to be performed prior to the Commencement Date and after the Expiration Date.

ARTICLE 4. RENT:

        4.1 Due Date of Rent. Throughout the Term of this Lease, Lessee will pay Rent to Lessor as rental for the Premises. All Rent more than fifteen (15) days delinquent shall bear a Late Charge in the amount of $25.00. Lessee will be notified in writing of any penalty assessed by Lessor under this Section within fifteen
                (15) days of the assessment in absence of which the penalty will be considered waived.

        4.2 Place of Payment of Rent. All payments of Rent shall be mailed or delivered to Lessor at 8408 Oak Street, New Orleans, LA 70118. Lessor may from time to time designate other places for payment of Rent by written notice delivered to Lessee.


ARTICLE 5. TAXES, ASSESSMENTS, CHARGES AND UTILITIES:

        5.1 Responsibility for Payment of Taxes. Lessor shall be solely responsible for the payment of all Real Estate Taxes, Other Lessor Taxes (collectively "Taxes") upon or with respect to the Premises (excepting from Lessor's responsibility under this Section 5.1 all Taxes on the furniture, fixtures, appliances, equipment and other personal or movable property located on the Premises (the "Contents")) now or hereafter assessed either in the name of Lessor, or Lessee.

        5.2 Availability of Utilities. Lessor shall be responsible to Lessee for the quality or availability of utilities or services to the Premises and improvements, including but not limited to electricity, gas, energy, telephone, garbage and trash removal and disposal, sewage or effluent removal or disposal, water and other utilities or service.

        5.3 Payment for Utilities. Lessee shall be solely responsible and shall promptly pay for all electricity, gas, energy, telephone, garbage or trash removal and disposal, sewage or



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                effluent removal or disposal, water or other utility or service used or consumed on the Premises.

ARTICLE 6. INDEMNIFICATION; INSURANCE:

        6.1 Lessee's Insurance. During the Term of this Lease, Lessee shall obtain and keep in full force and effect, the following insurance which may be provided under blanket insurance policies covering other properties as well as the Premises. Upon Lessor's request, Lessee will provide Lessor with a certificate(s) evidencing such insurance:

                6.1.1 Liability Insurance. Personal injury, bodily injury and property damage insurance, naming Lessor as an additional insured as its interest may appear from time to time, against liability arising out of Lessee's use, occupancy, or maintenance of the Premises. Such insurance shall provide coverage for and shall be in an amount of not less than One Million Dollars ($1,000,000.00) for injury to or death of one or more persons in any one accident or occurrence. Lessee's insurance shall be primary with respect to any claim arising out of events that occur in the Premises.

                6.1.2 Lessee's Property Insurance. Commercial property form insurance with a special form endorsement to the extent of at least eighty percent (80%) of the insurable value of the all of the following: Lessee's fixtures, equipment and inventory in the Premises. During the Term, Lessee shall use the proceeds from any such policy or policies of insurance for the repair or replacement of the insured property unless Lessee elects to terminate the Lease in the event of such casualty. Lessor shall have no interest in any insurance proceeds Lessee receives for Lessee's Property and Lessor shall have no interest in any insurance proceeds Lessee receives for Lessee's Property and Lessor shall sign all documents which are necessary or appropriate in connection with the settlement of any claim or loss by Lessee.

                6.1.3 Building Property Insurance. Lessee shall also be responsible for procuring and maintaining throughout the Term of this Lease commercial property form insurance insuring the Leased Premises as follows: (i) The portion of the Leased Premises located at 8408 Oak Street for the amount of $75,000.00; and (ii) The portion of the Leased Premises located at 8416 Oak Street for the amount of $470,000.00.

        6.2 Waiver of Subrogation. Neither Lessor nor Lessee shall be liable to the other or to any insurance company (by way of subrogation or otherwise) insuring the other party for any loss damage to any building, structure or other tangible property, or any resulting loss of income and benefits, even though such loss or damage might have been occasioned by the negligence of such party, its agents or employees if any such loss or damage is covered by insurance benefiting the party suffering such loss or damage or was required to be covered by insurance pursuant to this Lease. Lessor and Lessee shall require their respective insurance companies to include a standard waiver of subrogation provision in their respective policies.

        6.3 Indemnification by Lessee. Lessee shall defend, indemnify, and hold Lessor and Lessor's agents, officers, directors, employees, and contractors harmless against and from



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                any and all injuries, costs, expenses, liabilities, losses, damages, injunctions, suits, actions, fines, penalties, and demands of any kind or nature (including Litigation Expenses) arising in connection with any and all third party claims arising out of (a) injuries occurring within the Premises; (b) any intentional acts or negligence of Lessee or Lessee's agents, employees, or contractors; (c) any breach or default in the performance of any obligation on Lessee's part to be performed under this Lease; or (d) the failure of any representation or warranty made by Lessee herein to be true when made. This indemnity does not include the intentional or negligent acts or omissions of Lessor or its agents, officers, contractors or employees. This indemnity shall survive termination of this Lease only as to claims arising out of events that occur prior to termination of the Lease.

        6.4 Indemnification of Lessor. Lessor shall defend, indemnify, and hold Lessee and Lessee's agents, officers, directors, employees, and contractors harmless against and from any and all injuries, costs, expenses, liabilities, losses, damages, injunctions, suits, actions, fines, penalties, and demands of any kind or nature (including Litigation Expenses) by or on behalf of any person, entity or governmental authority occasioned by or arising out of (a) injuries occuring in any portion of the property of the Lessor outside the Premises; (b) any intentional act, or negligence of Lessor or Lessor's agents, employees, or independent contractors; (c) any breach or default in the performance of any obligation on Lessor's part to be performed under this Lease; or (d) the failure of any representation or warranty made by Lessor herein to be true when made. This indemnity does not include the intentional or grossly negligent acts or omissions of Lessor or its agents, officers, contractors or employees. This indemnity shall survive termination of this Lease only as to claims arising out of events that occur prior to termination of this Lease.

ARTICLE 7. IMPROVEMENTS:

        7.1 Standard for Use of Premises. Lessee shall use and occupy the Premises as a prudent administrator and, on the Expiration date, shall return the same to Lessor in the same condition as received, broom clean, ordinary wear and tear excepted.

        7.2 Requirements for Alterations. No alteration, addition or improvement to the Premises which exceeds $15,000 in cost shall be made by Lessee without the advance written consent of Lessor. Any alteration, addition or improvement made by Lessee after such consent shall have been given, and any fixtures installed as a part thereof, shall at Lessor's sole option, which shall be given at the time that Lessor consent to the alteration is given, become the property of Lessor upon the Expiration Date or other sooner termination of this Lease.

        7.3 Standards for Construction of Alterations. All alterations, additions and improvements shall be done in a good and workmanlike manner.

ARTICLE 8. MAINTENANCE:

        8.1 Lessor's Requirements. Lessor shall, at its sole cost and risk, maintain, repair and


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                replace any and all pipes, ducts, wires, mains or conduits which do not serve the Premises exclusively, the roof and the system for drainage of water therefrom, the foundation, the floor slab, the underground and otherwise concealed plumbing, the exterior walls, all heating ventilation and air conditioning, parking lots and street curbs, and the structural portion of the Premises, excluding all windows, window glass, plate glass and all doors of the Premises. Lessor shall be responsible for termite eradication and exterior pest control. Lessee shall give notice to Lessor of the need for repairs, corrections or replacements, provided Lessee has knowledge thereof, and Lessor shall proceed promptly to make such repairs, corrections or replacements. When performing any repairs which involve the Premises, Lessor shall use reasonable efforts to keep interference with Lessee's business to a minimum and Lessor shall (i) perform such work in a good and workmanlike manner;
                and (ii) diligently prosecute such work to completion (including the restoration of Lessee's improvements and fixtures that were disturbed by Lessor to complete such work). Additionally, Lessor shall not locate any ducts, pipes, mains, wires or conduits in any part of the Premises which would materially interfere with Lessee's operation of its business.

        8.2 Lessee's Remedy for Lessor's Failure. If Lessor fails or neglects to make adequate repairs to the Premises as specified herein above within thirty (30) days after receipt of notice from Lessee of the necessity therefor, or within twenty-four
                (24) hours in the event of an emergency, then Lessee may, but shall not be obligated to, make such repairs and Lessor shall reimburse Lessee for the actual cost thereof within twenty (20) days after receipt of a bill therefor and copies of applicable invoices. If Lessor fails to reimburse Lessee, Lessee may, at Lessee's option, deduct said cost from any amounts next due Lessor until such amount is fully recovered. If such repairs cannot reasonably be completed within thirty (30) days after receipt of notice from Lessee of the necessity therefor, and Lessor commences the making of such repairs within said thirty
                (30) day period and thereafter pursues the completion thereof with reasonable diligence, Lessor shall have such additional time as is reasonably necessary to complete the same before Lessee has the right of exercise any remedies set forth in this Lease.

        8.3 Warranty of Working Condition. Lessor warrants that, from the Commencement Date, the plumbing, fire protection sprinkler (if any), heating system, electrical system and air conditioning equipment shall be in good operating condition for a Term. If Lessor fails remedy item in need of repair and after Lessor has received thirty (30) days notice from Lessee, Lessee may, but shall not be obligated to, perform any such maintenance, repairs and alterations, including all necessary replacements, and Lessor shall reimburse Lessee for the actual cost thereof within twenty (20) days after receipt of a bill therefor and copies of applicable invoices. If Lessor fails to reimburse Lessee, Lessee shall have the right to deduct said cost from any amounts next due to Lessor until such amount is fully recovered.

ARTICLE 9. EMINENT DOMAIN:

        9.1 Taking of Whole of Premises. If the whole of the Premises shall be acquired or condemned by or through a Taking, then the Term of this Lease shall cease and terminate as of the date of title vesting in such proceeding and all Rent shall be paid up to that date.



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        9.2     Partial Taking Rendering Premises Unsuitable. If any part of the
                Premises shall be acquired or condemned by a Taking, and in the event that such partial Taking or condemnation shall render the Premises unsuitable for Lessee's use, then the Term of this Lease shall cease and terminate as of the date of title vesting in such proceeding. Rent shall be paid up to that date.

        9.3 Partial Taking not Rendering Premises Unsuitable. In the event a partial Taking does not render the Premises unsuitable for Lessee's use, then Lessor shall promptly restore the Premises to a condition comparable to its condition at the time of the Taking less the portion lost in the Taking, and this Lease shall continue in full force and effect. The Rent shall be reduced in proportion to the area of the Premises taken.

        9.4 Damages from any Condemnation Proceeding. Although the damages in the event of any condemnation belong to Lessor, whether such damages are awarded as compensation for diminution in value of the leasehold or to the fee of the Premises, Lessee shall have the right to claim such compensation as may be separately awarded or recoverable by Lessee in Lessee's own right on account of any and all damages to Lessee's business by reason of the condemnation and for or on account of any cost or loss incurred by Lessee.

ARTICLE 10. QUIET ENJOYMENT:

        10.1 Warranty of Quiet Enjoyment. Lessor warrants and represents that it has full power and authority to enter into this Lease and to lease the Premises on such terms and conditions as it deems fit, and so long as Lessee timely keeps, observes and performs all of the terms, covenants, conditions and obligations herein contained, Lessee shall have quiet and undisturbed possession of the Premises, including, without limitation, freedom of access to the Building, freedom from constructive eviction, whether caused by Lessor, other tenants of the Lessor or third persons, and the ability to continue Lessee's business operations on the Premises of the Contemplated Use.


ARTICLE 11. SUBORDINATION AND NON-DISTURBANCE:

        11.1 This Lease shall be subject and subordinate at all times to the lien of Lessor's existing and future mortgages. Lessee will nevertheless execute and deliver such further instruments subordinating this Lease to the lien of any such mortgage that may be desired by any such mortgagee, provided such form is commercially reasonable, and provided mortgagee agrees that will not disturb the possession of the Lessee.

ARTICLE 12. DEFAULT:

        12.1 Lessee Events of Default. Any one or more of the following events shall constitute a breach of this Lease and, on occurrence thereof, Lessee shall be in Default hereunder:

                (a) Whenever Lessee shall fail to pay any installment of Rent or any other sum payable by Lessee to Lessor or any third party under this Lease on the date upon



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                        which the same is due to be paid and such failure shall
                        continue to fifteen (15) days after Lessee shall have been given written notice thereof;

                (b) Whenever Lessee shall fail to keep, perform, or observe any of the covenants, agreements, terms, or provisions contained in this Lease that are to be kept or performed by Lessee other than with respect to payment of Rent or other liquidated sums of money, including the obligation to maintain the Premises and Lessee shall fail to commence and take such steps as are necessary to remedy the same within thirty (30) days after Lessee shall have been given a written notice specifying the same, or having so commenced, shall thereafter fail to proceed diligently and with continuity to remedy the same;

                (c) Whenever an involuntary petition shall be filed against Lessee under any bankruptcy or insolvency law or under the reorganization provisions of any law of like import or a receiver of Lessee, or for all or substantially all of the property of Lessee shall be appointed without acquiescence, and such petition or appointment is not discharged within sixty (60) days after the happening of such event; or

                (d) Whenever Lessee shall be dissolved or liquidated, or whenever Lessee shall file a voluntary petition under any bankruptcy or insolvency law or under the reorganization provisions of any law of like import, or whenever Lessee shall fail within ninety (90) days to lift any execution, garnishment, or attachment of such consequence as will impair Lessee's ability to carry o its operations at the Premises, or whenever Lessee shall make a general assignment for the benefit of its creditors, or shall enter into an agreement of composition with its creditors or whenever an Order for Relief shall be granted with respect to such party pursuant to Title 11 of the United States Code or whenever such party shall seek relief under any other law for the benefit of debtors.

        12.2 Remedies for Lessee's Default. If Lessee is in default under this Lease, then Lessor has the right, at his election, to undertake any one or more of the following non-exclusive actions:

                (a) To give Lessee written notice of Lessor's intention to terminate this Lease on the earliest date permitted by law or on any later date specified in such notice, in which case Lessee's right to possession of the Premises will cease and this Lease will be terminated, except as t Lessee's liability, as if the date fixed in such notice were the end of the Term, without, however, waiving Lessor's right to collect all Rent and other payments due or owing for the period up to the time Lessor regains possession, as well as any and all other Litigation Expenses incurred in connection therewith;

                (b) Without further demand or notice of any kind, to reenter and take possession of the Premises or any part of the Premises, repossess the same, expel Lessee and those claiming through or under Lessee, and remove the effects of both or either, using such force for such purposes as may be necessary, and without prejudice to any remedies for arrears of Rent incurred as a result of any preceding Default;



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                (c)     Proceed for past due installments of Rent, reserving its
                        right to proceed later for the remaining installments;

                (d) Declare all of the unpaid installments of Rent at once due and payable, whereupon the whole thereof shall become and be immediately due and payable, and proceed to enforce its legal remedies hereunder; and/or

                (e) Without further demand or notice of any kind, to cure any default and to charge Lessee for the cost of effecting such cure, provided that Lessor will have no obligation to cure any such default.

        12.3 Lessor Events of Default and Remedies of Lessee. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Lessor: (a) Lessor's failure to do, observe, keep or perform any of the terms, covenants, conditions, agreements or provisions of this Lease required to be done, observed, kept or performed by Lessor, within fifteen (15) days after written notice by Lessee to Lessor of said failure (except when the nature of Lessor's obligation is such that more that fifteen (15) days are required for its performance, then Lessor shall not be deemed in default if it commences performance within the fifteen (15) day period and thereafter diligently pursues the cure to completion); or (b) the failure of any representation of warranty to be true when deemed given hereunder. In the event of a default by Lessor, Lessee, at its option without further notice or demand, shall have the right to any one or more of the following remedies in addition to all other rights and remedies provided at law or in equity or elsewhere herein: (a) to remedy such default or breach and deduct the costs thereof (including Litigation Expenses) from the installments of rent next falling due; (b) to pursue the remedy of specific performance; (c) to seek money damages for loss arising from Lessor's failure to discharge its obligations under the Lease; and (d) to terminate the lease. Nothing herein contained shall relieve Lessor from its obligations hereunder, nor shall this Section be construed to obligate Lessee to perform Lessor's repair obligations.

ARTICLE 13. NOTICES:

        13.1 Any notice, request, demand, consent, approval, or other communication required or permitted under this Lease must be in writing and will be deemed to have been given when personally delivered, sent by facsimile with receipt acknowledged, deposited with any nationally recognized overnight carrier that routinely issues, receipts, or deposited in any depository regularly maintained by the United States Postal Service, postage prepaid, certified mail, return receipt requested, addressed to the party for whom it is intended at the addresses set forth in Section 1. Either Lessor or Lessee may add additional addresses or change its address for purposes of receipt of any such communication by giving ten (10) days prior written Notice of such change to the other party in the manner prescribed in this Section.

ARTICLE 14. ENVIRONMENTAL RESPONSIBILITY AND INDEMNITY:

        14.1 Lessor's Covenants. Lessor warrants, represents, covenants and agrees as follows:



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        14.1.1  To the best of Lessor's knowledge, no Hazardous Material has been released, discharged or disposed of on, under or about the Premises or off-site of the Premises which affect the Premises by any entity, firm or person, or from any source whatsoever.

        14.1.2 Lessor shall require each of its employees, agents, contractors, subcontractors, Lessees, sublessees, or any other party over whom Lessor has supervision or control or right of the same to comply with all applicable Environmental Laws.

        14.1.3 To the best of Lessor's knowledge, there are no underground storage tanks on the Premises, and no underground storage tanks have been removed from the Premises. To the best of Lessor's knowledge, there is no asbestos or asbestos containing material in or on the Premises, and no asbestos or asbestos containing material has been removed from the Premises. To the best of Lessor's knowledge, no facilities involving the manufacture or disposal of any Hazardous Material or the use or storage of more than five hundred (500) gallons of any Hazardous Material per year, including, without limitation, gasoline stations, automobile repair facilities, dry cleaners, photo developing laboratories, junkyards, landfills, waste treatment storage, disposal, processing or recycling facilities have been located on or adjacent to the Premises.

        14.1.4 Lessor shall give prompt notice to Lessee of : (a) any proceeding or inquiry by any governmental authority in presence of any Hazardous Material on the Premises (or-off site of the Premises that might affect the Premises). Loss or injury that might result from any Hazardous Material; (b) all claims made or threatened by any third party on the Premises, relating to any loss or injury resulting from any Hazardous Material; and (c) Lessor's discovery of Hazardous Material or condition on the Premises, (or off-site of the Premises that might affect the Premises) that could cause the part thereof, to be subject to any restriction on occupancy or use of the Premises under any Environmental Law.

        14.1.5 If any Hazardous Material is deposited, released, stored, disposed, discovered or present in or on the Lessor, Lessor's expense, shall (subject to Lessee's obligations set forth in Section 14.2.1) in a manner that complies with the laws, rules, regulations and policies of any governmental body with jurisdiction over the same, remove, transport such substances and perform all remediation and cleanup necessary or advisable to remediate any damage to the property or the environment as a result of the presence of such Hazardous Materials. Lessor shall use its best efforts to and indirect impact on Lessee during all activities related to remediation. If any asbestos is discovered in the Lessee's inspection of the Premises or construction of its Lessee improvements, then Lessor shall promptly remove asbestos or cause it to be removed at Lessor's sole cost and expense.


                Indemnities.

        14.2.1 Lessee shall protect, indemnify, and hold harmless Lessor and Lessor's employees, agents, parents and third parties from and against any and all loss, damage, cost, expense or liability (including Litigation Expenses) and the costs for incurred improvements necessary to return the Premises to the physical condition existing prior to undertaking any activity Hazardous Material ("Claims") directly arising out of or attributable to



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                Lessee's or Lessee's agents, contractors, or manufacture,
                storage, release, or disposal of a Hazardous Material on the Premises. This indemnity shall survive the duration of this Lease.

        14.2.2 Lessor shall protect, indemnify and hold harmless Lessee and its agents, officers, directors, contractors, parents, subsidiaries, successors, and assigns from and against any Claims directly or indirectly related to: (a) a violation under Environmental laws except that if such Claims are directly related to Lessee's, or Lessee's agents, or employees use, manufacture, storage, release or disposal of a Hazardous Material on the Premises; or (b) a breach resentation, warranty, covenant or agreement contained in this Article. This indemnity shall survive the termination of. In the event of any governmental or court order concerning Hazardous Materials on the Premises, (not caused by what precludes Lessee from reasonable operation of its business on the Premises, Lessee may cease operating and Rent other charges shall be abated. If such governmental or court order is not resolved within three (3) months, Lessee may this Lease.

ARTICLE 15. FIRE OR OTHER CASUALTY LOSSES:

        15.1 Result of Total or Partial Destruction of the Premises. If the Premises are totally destroyed by fire or other, this Lease shall thereupon cease and terminate and all rights and obligations between the parties hereto shall end. In the event of partial damage or destruction Lessor shall promptly proceed to restore the Premises to as nearly as possible its condition before such partial damage or destruction. Lessee shall be entitled to an abatement in Rent as a result of partial damage or to the Premises.

        15.2 Risk of Loss of Lessee's Property. Lessee further agrees that any and all property belonging to it and kept or maintained on the Premises shall always be kept and maintained thereon at Lessee's sole risk and expense, and Lessor shall never be held liable or responsible to Lessee or any other person for damage of any nature to said property for any reason whatsoever.

ARTICLE 16. LESSOR'S RIGHT OF ACCESS:

                        With prior Notice, Lessor and his representatives may enter the Premises at any reasonable time for the purpose of inspecting the Premises, to determine whether Lessee is complying with the terms and conditions is lease, and for the performing of any work which Lessor elects to undertake made necessary by reason of Lessee's default under the terms of this Lease. Lessor shall, at all times be liable for any damage caused by its such access.

ARTICLE 17. RELATIONSHIP OF THE PARTIES: Nothing contained in this Lease shall be construed by the parties hereto, any other person or entity, as constituting the parties as principal and agent, partners, or joint ventures, nor shall anything herein either party liable of the debts and obligations of the other party.

ARTICLE 18. INVALIDITY: If any provision of this Lease is found by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remainder of the Lease will be affected or impaired, and in lieu of each provision which is found to be illegal, invalid or unenforceable,



                               Exhibit (10.5)-p10

                                 Exhibit Section
                                 Exhibit (10.5)


        there will be added as a part of this Lease a provision as similar to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

ARTICLE 19. NO WAIVER: The waiver by any Party of any agreement, condition or provision contained in this Lease will not be deemed to be a waiver of any subsequent breach of the same or any other agreement, condition or provision contained in this Lease, nor will any custom or practice that may grow up between the parties in the administration of the terms of this Lease be construed to waive or to lessen the right of Lessor to insist upon the performance by Lessee in strict accordance with the terms of this Lease.

ARTICLE 20. NO CONSTRUCTION AGAINST DRAFTING PARTY: Lessor and Lessee acknowledge that each of them and their counsel have had an opportunity to review this Lease and that this Lease will not be construed against Lessor merely because Lessee has prepared it.

ARTICLE 21. GENDER: Whenever the sense of this Lease so requires, the use of (a) the singular number shall be deemed to include the plural, (b) the masculine gender shall be deemed to include the feminine or neuter gender, and (c) the neuter gender shall be deemed to include the masculine or feminine gender.

ARTICLE 22. HEADINGS: The Section headings herein are for convenience or reference only, and do not confine, limit or construe the contents of the Section.

ARTICLE 23. ENTIRE AGREEMENT: This Lease contains the entire agreement between the Parties and cannot be changed, modified or terminated orally. All prior understandings, terms and conditions are deemed merged in this Lease. No amendment, alteration, modification of, or addition to the Lease will be valid or binding unless expressed in writing and signed by Lessor and Lessee. Lessee agrees to make any modifications of the terms and provisions of this Lease required or requested by any lending institution providing financing for the Premises, provided that no such modifications will materially adversely affect Lessee's rights and obligations under this Lease.

ARTICLE 24. SURVIVAL: All of Lessor's remedies, Lessee's indemnities in favor of Lessor and Lessee's obligations pursuant to the Lease shall survive the expiration of the Term of this Lease.

ARTICLE 25. BROKERS: Lessor and Lessee respectively represent and warrant to each other that neither of them has consulted or negotiated with any broker or finder with regard to the Premises. Each of them will indemnify the other against and hold the other harmless from any claims for fees or commissions from anyone with whom either of them has consulted or negotiated with regard to the Premises.

ARTICLE 26. GOVERNING LAW: The provisions of this Lease shall be governed by the laws of the State of Louisiana.

ARTICLE 27. COUNTERPARTS: This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.



                               Exhibit (10.5)-p11

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                                 Exhibit Section
                                 Exhibit (10.5)


ARTICLE 28. TIME OF ESSENCE: Time is of the essence of each and every provision of this Lease.

        This Lease has been signed by Lessor at Baton Rouge, Louisiana, in multiple original copies on the 15th day of October, 1999.
















                               Exhibit (10.5)-p12

                                 Exhibit Section
                                 Exhibit (10.5)



WITNESSES:                                            FORMS CONTROL CO., INC.
/S/ REBECCA C. PERSSON                        BY: /S/JOHN A.H. PERSSON, JR.
----------------------                          --------------------------
/S/ TONI P. THOMPSON                                     JOHN A.H. PERSSON, JR.
---------------------------







THIS LEASE HAS BEEN SIGNED BY LESSEE IN THE CITY OF BATON ROUGE, STATE OF
        LOUISIANA, IN MULTIPLE ORIGINAL COPIES ON THE 15TH DAY OF OCTOBER, 1999.



WITNESSES:                                 TRANSDATA SYSTEMS, INC.
/S/REBECCA C. PERSSON                      BY: /S/ KENNETH J. POCHE, PRESIDENT
---------------------                          -------------------------------
/S/ TONI P. THOMPSON                                KENNETH J. POCHE, PRESIDENT
--------------------








                               Exhibit (10.5)-p13

                                 Exhibit Section
                                 Exhibit (10.5)



NOTARIAL ACKNOWLEDGMENT


STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

                BEFORE ME, THE UNDERSIGNED NOTARY PUBLIC AND THE UNDERSIGNED COMPETENT WITNESSES, PERSONALLY CAME AND APPEARED THE UNDERSIGNED PERSON, TO ME KNOW TO BE THE PERSON DESCRIBED IN AND WHO EXECUTED THE FOREGOING INSTRUMENT ENTITLED LEASE AGREEMENT, WHO DECLARED AND ACKNOWLEDGED TO ME THAT APPEARER SO EXECUTED THE FOREGOING INSTRUMENT AS APPEARER'S OWN FREE ACT AND DEED FOR THE USES, CONSIDERATIONS AND PURPOSES THEREIN EXPRESSED.

                THUS DONE AND SIGNED AT BATON ROUGE, LOUISIANA, THIS 15TH DAY OF OCTOBER 1999,

        WITNESSES:                                       FORMS CONTROL CO., INC.

        /S/REBECCA C. PERSSON                     BY: /S/JOHN A.H. PERSSON, JR.
        ---------------------                         ------------------------
        /S/TONI P. THOMPSON                              JOHN A.H. PERSSON, JR.
        --------------------------





                                  NOTARY PUBLIC











                               Exhibit (10.5)-p14